Exhibit 99.3




      This AMENDED AND RESTATED ADMINISTRATION AGREEMENT dated as of December 16, 2004 (this "Agreement"), among DAIMLERCHRYSLER MASTER OWNER TRUST, a Delaware statutory trust (the "Issuer"), DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, a Michigan limited liability company, as administrator (the "Administrator"), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                                  WITNESSETH:

      WHEREAS, the parties hereto have entered into an Administration Agreement, dated as of June 1, 2002 (the "Existing Agreement"), pursuant to which the Administrator has agreed to perform certain of the duties of the Issuer and Chase Manhattan Bank USA, National Association (the "Owner Trustee") under certain agreements relating to the Issuer and its issuance from time to time of Auto Dealer Loan Asset Backed Notes in one or more series or classes (collectively, the "Notes");

      WHEREAS, certain of these agreements are being amended and restated as of the date hereof by the parties thereto and a Sale and Servicing Agreement, dated as of December 16, 2004 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), is being entered into by DaimlerChrysler Wholesale Receivables LLC ("DCWR"), as Seller, DaimlerChrysler Services North America LLC, as Servicer, and the Issuer, in order to provide for, among other things, the direct ownership of dealer wholesale receivables by the Issuer; and

      WHEREAS, the Issuer and the Owner Trustee wish to continue the appointment of the Administrator, and the Administrator agrees to continue to act in such capacity, on the terms set forth herein with respect to the following: (i) the Sale and Servicing Agreement, (ii) the Amended and Restated Indenture, dated as of December 16, 2004 (as amended and supplemented from time to time, the "Indenture"), between the Issuer and the Indenture Trustee (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture), (iii) each Indenture Supplement (as amended and supplemented from time to time, an "Indenture Supplement"), from time to time entered into by the Issuer and the Indenture Trustee providing for the terms of a series or class of Notes; (iv) the Amended and Restated Trust Agreement, dated as of December 16, 2004 (as amended and supplemented from time to time, the "Trust Agreement"), between DCWR, as beneficiary (in such capacity, the "Beneficiary"), and the Owner Trustee; (v) each Letter of Representations (as amended and supplemented from time to time, a "Note Depository Agreement"), from time to time entered into by the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company relating to a series or class of Notes; and (vi) such other agreements, instruments and documents (as amended and supplemented from time to time, the "Other Transaction Documents") from time to time entered into by the Issuer pursuant to Section 2.03 of the Trust Agreement and the terms of the Indenture and the related Indenture Supplements.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree to amend and restate the Existing Agreement in its entirety as follows:

      1. Duties of the Administrator.

            (a) Duties with Respect to the Related Agreements.

                  (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under each Note Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Sale and Servicing Agreement, the Indenture, the Indenture Supplements, the Note Depository Agreements and the Other Transaction Documents (collectively, the "Related Agreements"). The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under any of the Related Agreements. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to any of the Related Agreements. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture or an Indenture Supplement:

                        (A) the delivery of an Officer's Certificate or an Opinion of Counsel as to compliance with the Indenture (Indenture
      Section 102);

                        (B) the delivery to the Indenture Trustee of the Issuer Certificate relating to the form of Notes (Indenture Section
      202);

                        (C) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Indenture Sections 204 and 205);

                        (D) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Indenture Section 305);

                        (E) the delivery to the Indenture Trustee and the Note Rating Agencies of an Issuer Tax Opinion, and certain other documents related to a new issuance of Notes (Indenture Section 310);

                        (F) the receipt of a confirmation from the Note Rating Agencies and the delivery to the Indenture Trustee and the Note Rating Agencies of an Issuer Tax Opinion in regard to a change in the Required Subordinated Amount or the Overcollateralization Amount for any class or series of Notes (Indenture Section 311);

                        (G) the duty to cause to be established and maintained the Collection Account and the Excess Funding Account (Indenture Section
      402);


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


                        (H) the giving of written directions to the Indenture Trustee regarding investment of funds on deposit in the Accounts (Indenture Section 403);

                        (I) the giving of demand to the Indenture Trustee to execute proper instruments acknowledging satisfaction and discharge of the Indenture, and delivery to the Indenture Trustee of an Officer's Certificate and an Opinion of Counsel regarding the satisfaction and discharge of the Indenture (Indenture Section 601);

                        (J) the giving of notice to the Indenture Trustee in connection with the cancellation of a Note (Indenture Section 603);

                        (K) the giving of written notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to each Noteholder and Note Rating Agency (Indenture Section 810(f));

                        (L) the preparation of any instruments required in connection with the resignation or removal of any Indenture Trustee, including any instruments required to confirm more fully the rights, power and trusts of any successor Indenture Trustee (Indenture Section
      811);

                        (M) the giving of written notice of any merger, conversion, consolidation or succession of the Indenture Trustee to the Note Rating Agencies (Indenture Section 812);

                        (N) the approval of the appointment of an Authenticating Agent (Indenture Section 814);

                        (O) the preparation of required tax information and delivery thereof to the Indenture Trustee (Indenture Section 815);

                        (P) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Indenture Section 901);

                        (Q) the giving of notice to the Indenture Trustee when the Notes are admitted to trading on any stock exchange (Indenture
      Section 903(d));

                        (R) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Indenture Section 905);

                        (S) the completion and delivery to the Indenture Trustee and the Note Rating Agencies of the Monthly Noteholder's Statement (Indenture Section 907);



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

                        (T) the completion of the Payment Instruction and delivery of a copy thereof to the Indenture Trustee (Indenture Section
      908);

                        (U) the giving of notice to the Servicer of the Aggregate Series Nominal Liquidation Amount (including the component amounts thereof) and such other information as may be necessary for the Servicer to calculate certain of the amounts and percentages to be included in the Monthly Noteholders' Statements and the Payment Instructions (Indenture Section 909);

                        (V) the delivery of an Issuer Tax Opinion and an Officer's Certificate in connection with the amendment of the Indenture or Indenture Supplement or entering into a supplemental indenture (Indenture Sections 1001 and 1002);

                        (W) the delivery to the Indenture Trustee of an Opinion of Counsel in connection with the amendment of the Indenture or Indenture Supplement or entering into a supplemental indenture (Indenture Section 1003);

                        (X) the determinations in connection with the exchange of Notes modified to conform to any amendment of the Indenture or Indenture Supplement or to any supplemental indenture for Outstanding Notes (Indenture Section 1006);

                        (Y) the duty to maintain an office, agency or Paying Agent in each Place of Payment where Notes may be presented or surrendered for payment, transfer or exchange and where notices or demands to or on the Issuer may be served, including the duty to give the Indenture Trustee notice of any change with respect thereto (Indenture Section 1102);

                        (Z) the duty to cause each Paying Agent (other than the Indenture Trustee) to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Indenture Section 1103);

                        (AA) the delivery of an annual compliance statement as specified in the Indenture (Indenture Section 1104);

                        (BB) the doing or causing to be done of all things necessary to preserve and keep in full force and effect the Issuer's legal existence (Indenture Section 1105);

                        (CC) at the request of the Indenture Trustee, to execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Indenture (Indenture Section 1106);

                        (DD) the giving of written notice to the Indenture Trustee and the Note Rating Agencies of each Event of Default and each default on the part of the Issuer or the Seller of its respective obligations under the Sale and Servicing Agreement and any default of an Enhancement Provider (Indenture Section 1108);



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

                        (EE) the provision of any information to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act (Indenture Section 1112);

                        (FF) the delivery to the Indenture Trustee of an Officer's Certificate and Opinion of Counsel in connection with the consolidation or merger of the Issuer, or conveyance or transfer of any of its properties substantially as an entirety to any Person (Indenture
      Section 1114);

                        (GG) the preparation and delivery of the written notices required to be given by the Issuer in connection with a redemption of Notes (Indenture Section 1203);

                        (HH) the taking of all actions necessary to obtain and maintain a perfected lien on and security interest in the Collateral in favor of the Indenture Trustee, and all related actions listed in
      Section 1301 of the Indenture (Indenture Section 1301);

                        (II) the recording of the Indenture, if applicable (Indenture Section 1301);

                        (JJ) delivery of an Officer's Certificate in connection with the release of the Collateral (Indenture Section 1307);

                        (KK) delivery of Opinions of Counsel regarding the Collateral (Indenture Section 1309);

                        (LL) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Indenture Section 1310);

                        (MM) the delivery to the Indenture Trustee of a copy of each agreement with a Noteholder to provide for a method of payment or notices different from that provided for in the Indenture (Indenture
      Section 1406);

                        (NN) the deposit of Receivables Sales Proceeds, if any, for any series of Notes into the applicable Interest Funding Account (Indenture Supplement);

                        (OO) the calculation of the Nominal Liquidation Amount of the Notes of each series and the Overcollateralization Amount, if any, for such series (Indenture Supplement);

                        (PP) the appointment of the Calculation Agent for any series of Notes (Indenture Supplement); and

                        (QQ) with respect to any series of Notes, the election to delay the commencement of the related Accumulation Period and extend the length of the related Revolving Period (Indenture Supplement).



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

                  (ii) The Administrator will:

                        (A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                        (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

                        (C) indemnify the Indenture Trustee, and hold it harmless against, any losses, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the costs and expenses of defending themselves against any claim or liability (whether asserted by the Issuer, the Servicer, any Holder or any other Person) in connection with the exercise or performance of any of its powers or duties under the Indenture; and

                        (D) indemnify the Owner Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement and the Related Agreements, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement or any Related Agreement.

      The provisions of paragraphs (A) through (C) above will survive the termination of this Agreement, the Indenture and the resignation or removal of the Indenture Trustee under Section 810 of the Indenture, and the provisions of paragraph (D) above will survive the termination of this Agreement, the Trust Agreement and the resignation or removal of the Owner Trustee under Section 8.01 of the Trust Agreement. If the Administrator has made any payments pursuant to this Section 1(a)(ii) and the Person to or on behalf of whom such payments are made thereafter collects any such amount from others, such Person will promptly repay such amounts to the Administrator.

            (b) Additional Duties.

                  (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall



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

      take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

                  (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee and the Certificate Paying Agent (as defined in the Trust Agreement) in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to the Beneficiary or any other holder of a Seller's Certificate as contemplated in Section 4.01(b) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Certificate Paying Agent pursuant to such provision. The Administrator shall perform all other duties expressly required to be performed by the Administrator under the Trust Agreement.

                  (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

            (c) Non-Ministerial Matters.

                  (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                        (A) the amendment of or any supplement to the Indenture;

                        (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

                        (C) the amendment, change or modification of the Related Agreements;

                        (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                        (E) the removal of the Indenture Trustee.

                  (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not,
      (x) make any payments to the Noteholders under the Related Agreements,
      (y) sell the Collateral pursuant to the Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

      2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Owner Trustee and the Beneficiary at any time during normal business hours.

      3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $200 per month which shall be solely an obligation of the Beneficiary.

      4. Additional Information to Be Furnished to Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

      5. Independence of Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

      6. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

      7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such



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

person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

      8. Term of Agreement; Resignation and Removal of Administrator.

            (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

            (b) Subject to Section 8(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

            (c) Subject to Section 8(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

            (d) Subject to Section 8(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                  (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                  (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                  (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

      The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

            (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.



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

            (f) The appointment of any successor Administrator shall be effective only after each Note Rating Agency confirms in writing that such proposed appointment will not cause a Ratings Effect.

            (g) Subject to Sections 8(e) and 8(f), the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such Successor Servicer shall automatically become the Administrator under this Agreement.

      9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b) or
(c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

      10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

            (a)   if to the Issuer or the Owner Trustee, to:

                  DaimlerChrysler Master Owner Trust
                  c/o Chase Manhattan Bank USA, National Association
                  500 Stanton Christiana Road
                  Newark, Delaware 19713
                  Attention:  Corporate Trustee Administration Department

            (b) if to the Administrator, to:

                  DaimlerChrysler Services North America LLC
                  27777 Inkster Road
                  Farmington Hills, Michigan 48334
                  Attention:  Assistant Secretary

            (c) if to the Indenture Trustee, to:

                  The Bank of New York
                  101 Barclay Street
                  New York, New York 10286
                  Attention:  Corporate Trust Administration--ABS Unit

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.



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

      11. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, but without the consent of the Noteholders or the holders of the Seller's Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the holders of the Seller's Certificates; provided that such amendment will not, in an Opinion of Counsel delivered to the Indenture Trustee, materially and adversely affect the interest of any Noteholder or holder of a Seller's Certificate. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the written consent of the Owner Trustee, the holders of Notes evidencing at least a majority of the Outstanding Dollar Principal Amount of the Notes affected by such amendment and the holders of Seller's Certificates evidencing at least a majority of the Percentage Interests (as defined in the Trust Agreement) of the outstanding Seller's Certificates affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or holders of the Seller's Certificates; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the holders of the Seller's Certificates or (ii) reduce the aforesaid percentage of the holders of Notes or Seller's Certificates which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes or Seller's Certificates, as the case may be. Notwithstanding anything to the contrary in the immediately preceding sentence, any amendment to be effected pursuant to such sentence without the consent of each adversely affected Noteholder shall be subject to the Indenture Trustee's receipt of written confirmation from each applicable Note Rating Agency that such amendment will not have a Ratings Effect with respect to the adversely affected Notes. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the written consent of the Beneficiary, which consent shall not be unreasonably withheld.

      12. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to receipt of a confirmation from each Note Rating Agency that such assignment will not cause a reduction, qualification or withdrawal of any then current rating of any Notes. An assignment with such consent and confirmation, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

      13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT



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

REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

      15. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

      16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      17. Not Applicable to DaimlerChrysler Services North America LLC in Other Capacities. Nothing in this Agreement shall affect any obligation DaimlerChrysler Services North America LLC may have in any other capacity.

      18. Limitation of Liability of Owner Trustee and Indenture Trustee.

            (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or, except as expressly provided in the Trust Agreement, any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and XI of the Trust Agreement.

            (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Indenture Trustee not in its individual capacity but solely as Indenture Trustee and in no event shall Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

      19. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

      20. No Petition. The Administrator hereby covenants and agrees that it will not at any time institute against the Issuer or DCWR any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

                                * * * * * * *

            IN WITNESS WHEREOF, the parties have caused this Amended and Restated Administration Agreement to be duly executed and delivered as of the day and year first above written.

                              DAIMLERCHRYSLER MASTER OWNER TRUST

                              By:  CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION,

                                   not in its individual capacity but
                                   solely as Owner Trustee


                             By: /s/ John J. Cashin
                                 --------------------------------
                             Name:   John J. Cashin
                             Title:  Vice President



                             THE BANK OF NEW YORK,

                             not in its individual capacity but solely as Indenture Trustee


                             By: /s/ Scott J. Tepper
                                 --------------------------------
                             Name:   Scott J. Tepper
                             Title:  Vice President



                             DAIMLERCHRYSLER SERVICES
                             NORTH AMERICA LLC,
                             as Administrator


                             By: /s/ M. L. Davis
                                 --------------------------------
                             Name:   M. L. Davis
                             Title:  Assistant Controller

                                                                     EXHIBIT A

                               POWER OF ATTORNEY

STATE OF NEW YORK       }
                        }
COUNTY OF NEW YORK      }


      KNOW ALL MEN BY THESE PRESENTS, that Chase Manhattan Bank USA, National Association, a national banking association, not in its individual capacity but solely as owner trustee (the "Owner Trustee") for DaimlerChrysler Master Owner Trust (the "Trust"), does hereby make, constitute and appoint DaimlerChrysler Services North America LLC, as administrator under the Amended and Restated Administration Agreement dated as of December 16, 2004 (as amended and supplemented from time to time, the "Administration Agreement"), among the Trust, DaimlerChrysler Services North America LLC and The Bank of New York, as Indenture Trustee, as the same may be amended from time to time, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Owner Trustee or the Trust any and all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Owner Trustee or the Trust to prepare, file or deliver pursuant to the Related Agreements, or pursuant to the Trust Agreement, including, without limitation, to appear for and represent the Owner Trustee and the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, if any, and with full power to perform any and all acts associated with such returns and audits, if any, that the Owner Trustee could perform, including, without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

      All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

      Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

      EXECUTED this ___ of _____________, 200_.


                                    CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely as Owner Trustee

                                    ______________________________________
                                    Name:
                                    Title:

STATE OF ______________}
                       }
COUNTY OF _____________}


      Before me, the undersigned authority, on this day personally appeared ________________________________________,known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she signed the same for the purposes and considerations therein expressed.

Sworn to before me this ___
day of _______, 200__.


_______________________________________
Notary Public - State of ______________